UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)  December 20, 2004
                                                       -----------------

                          TNX Television Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      000-33313                                          95-4868287
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(Commission File Number)                       (IRS Employer Identification No.)

1811 Chestnut Street, Suite 120,  Philadelphia, Pennsylvania           19103
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (215) 972-8191
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (d) On December 20, 2004, TNX Television Holdings, Inc. (the "Company") issued a press release announcing the appointment of Peter Cuneo as the Vice Chairman and a member of the Board of Directors (the "Board"). A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

      As compensation for his services as the Vice Chairman and a member of the Board, Mr. Cuneo is entitled to options to purchase 115,000 shares of common stock, par value $.001, ("Common "Stock"), of the Company upon joining the Board. Such options vest one-half on the first anniversary of the date of grant and one-quarter per year for the subsequent two years.

      Mr. Cuneo has also been appointed to serve as a member of the Audit Committee of the Board and as Chairman of the Nominating and Corporate Governance Committee of the Board and is accordingly entitled to an annual grant of options to purchase (a) 15,000 shares of Common Stock for his service as a member of the Company's Audit Committee and (b) 20,000 shares of Common Stock for his service as Chairman of the Nominating and Corporate Governance Committee. Such options vest one-third on the first anniversary of the date of grant and one-third per year for the subsequent two years.

      Mr. Cuneo invested $150,000 in the Company's most recent round of bridge financing and is the holder of convertible promissory notes and warrants of the Company, as well as shares of common stock that he has purchased in the open market.

Item 8.01 Other Events.

      The Company had previously disclosed that it had been considering submitting an application for listing on the Alternative Investment Market of the London Stock Exchange. The Company is no longer pursuing such application.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number        Exhibit Title or Description
--------------        ----------------------------
99.1                  Press Release dated December 20, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TNX TELEVISION HOLDINGS, INC.


                                        By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                           Title: Chief Executive Officer

Date: December 23, 2004